EXHIBIT 10.1

Vulcann Pty Ltd

A.C.N. 102 379 493

and

Embarcadero Technologies Australia Pty Ltd

A.C.N. 098 379 493

Lease

Suite 9.2

Level 9

390 St Kilda Road

Melbourne

Arnold Bloch Leibler

Ref: PJM: 1403989

THIS LEASE is made on	2006

PARTIES

Vulcann Pty Ltd

(A.C.N. 102 379 493)

of C/- Marks Henderson, Level 2, Professional Chambers, 120 Collins Street, Melbourne

(“Landlord”)

and

Embarcadero Technologies Australia Pty Ltd

(A.C.N. 098 782 597)

of Level 9, 390 St. Kilda Road, Melbourne

(Tenant”)

and

Embarcadero Technologies Inc.

of 100 California Street, Suite 1200, San Francisco, CA 94111, United States of America

(“Guarantor”)

BACKGROUND

A	This deed concerns a lease (“Original Lease”) dated 12 October 2004 for the premises known as part of Level 9 (“Original Premises”) known as suite 9.3 of the Landlord’s building at 390 St. Kilda Road, Melbourne (“Building”) granted for the term of 2 years commencing on 1 June 2004 at the rent and otherwise on and subject to the terms and conditions contained in the Original Lease.

B	The term of the Original Lease expired on 31 May 2006 and the Tenant has continued to occupy the Original Premises since that time on an overholding basis under the provisions of clause 10(b) of the Original Lease.

C	The Tenant has requested the Landlord to grant to the Tenant a renewal of the Original Lease of the Original Premises for the Further Term of 2 years but not in respect of the Original Premises but rather for the adjoining area to be known as Suite 9.2 being the area identified on the attached plan shown hatched (“Suite 9.2”) which the Landlord has agreed to do on the following terms and conditions.

D	All words and phrases used in this deed will mean the same as in the Original Lease unless the context or circumstances require otherwise.

AGREED TERMS

1	Grant

The Landlord leases to the Tenant and the Tenant takes Suite 9.2 for the term of 2 years (“Term”) commencing on 1 August 2006 paying:

(a)	during the period of the first year of the Term the annual rent of Forty Eight Thousand Dollars ($48,000.00) per annum; and

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(b)	during each successive year of the Term the annual rent being 103.5% of the annual rent payable in the immediately preceding year by equal calendar monthly payments in advance on the first day of each month with a proportionate payment for any broken period made in such manner and to such place as the Landlord shall from time to time in writing direct and subject to and with the benefit and burden of the same terms and conditions (including the proviso for re-entry) contained in the Original Lease deleted varied or amended in the following manner:

(c)	the covenant for payment of rent in the Original Lease applies to the rent reserved by this Lease;

(d)	clauses 10(a) and 14 of the Original Lease are deleted; the First Schedule of the Original Lease is deleted; and,

(e)	the renewal of the Original Lease will now be subject to GST under the terms set out in this deed.

2	Confirmation of terms

The Landlord and the Tenant agree that they will perform and observe the terms and conditions of the Original Lease as fully as if the same terms and conditions had been repeated in full in this deed with such modifications only as are necessary to make them applicable to this lease and specifically the modifications made by this deed.

3	Option for renewal

3.1	Exercise of option

The Landlord must, on the written request of the Tenant delivered to the Landlord within the period not more than 9 months nor less than 6 months before the end of the Term and provided there is no unremedied breach of this lease by the Tenant of which the Landlord has given the Tenant written notice, renew this Lease for the further term (“Further Term”) of 3 years:

(a)	at an initial Annual Rent determined as at the Commencement Date of the Further Term in the manner set out in clause 4;

(b)	containing provision for an annual increase in the rate of Annual Rent on each Review Date by 3.5%; and,

(c)	otherwise on the terms and conditions contained in this Lease but excluding this clause 3.

3.2	Conditions precedent

The Tenant will not be entitled to exercise the option contained in Clause 3.1 if the Tenant has not remedied any default about which the Landlord has given the Tenant written notice or the Tenant has persistently defaulted under this Lease throughout its term and the Landlord has given the Tenant written notice of the defaults.

4	Market rental determination

4.1	Method of determination

Where in this Lease it is provided that the Annual Rent will be determined in the manner set out in this clause 4 for any period from or as at any Market Review Date (“Revised Annual

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Rent”) then the Revised Annual Rent will be reviewed as near as reasonably practical (in the circumstances at that time) to the Market Review Date in the following manner.

4.2	Landlord’s notice

The Landlord is entitled to serve written notice on the Tenant (“Landlord’s Notice”) fixing the Revised Annual Rent at each Market Review Date at an amount which in the opinion of the Landlord is the current market rental value of the Premises as at the relevant Market Review Date based on the terms and conditions of this Lease.

4.3	Failure to give notice

The Landlord will not by reason of the Landlord’s failure to give notice of the Revised Annual Rent which it proposes by or within a reasonable period after a Market Review Date forfeit its right to have the Annual Rent reviewed under this clause 4 as at the relevant Market Review Date so long as the Landlord’s Notice is given before the next Review Date.

4.4	Tenant’s notice

If the Tenant considers the Revised Annual Rent fixed by the Landlord in the Landlord’s Notice is not the current market rental value of the Premises, the Tenant may by written notice to the Landlord (“Tenant’s Notice”) within 30 days after receipt of the Landlord’s Notice require the Revised Annual Rent to be fixed by a valuer and on receipt of the Tenant’s Notice the Landlord must request the President for the time being of the Institute to appoint a valuer (“valuer”) who is both a practising Estate Agent and a member of the Institute and has not less than 5 years experience in the determination of the market rental value of comparable premises in the vicinity of the Building. The fees of the valuer must be borne equally between the Landlord and the Tenant unless the current market rental value of the Premises fixed by the valuer is equal to or greater than the current market rental value fixed by the Landlord in accordance with clause 4.2 in which event all fees of the valuer must be borne by the Tenant.

4.5	Determination by valuer

The valuer must:

(a)	fix the Revised Annual Rent of the Premises at the current market rental value of the Premises on the basis of the terms and conditions of this Lease (or such of them as are applicable) including the Permitted Use;

(b)	call for and if submitted consider submissions made by the parties within 21 days of their being informed of the valuer’s appointment;

(c)	in addition to any other relevant matters have regard to current market rental values for comparable premises in the vicinity of the Premises (whether such rentals are initial or reviewed rentals);

(d)	assume that the Premises are available to be leased on the same conditions as those contained in this Lease (including any options for renewal) but with a tenant in possession;

(e)	assume that the Tenant has met all its obligations under this Lease;

(f)	ignore the Tenant’s installations and all improvements made by the Tenant to the Premises without obligation to do so;

(g)	ignore the goodwill of the Tenant’s business conducted from the Premises;

(h)	ignore any rent free periods or incentives available for new lettings of comparable premises in the vicinity of the Premises; and,

(i)	act as an expert and not as an arbitrator and his determination will be final and binding on the parties.

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The valuation must:

(j)	be in writing;

(k)	contain detailed reasons for the valuer’s determination; and,

(l)	specify matters to which the valuer had regard in making the determination.

4.6	Amount of Annual Rent

If for any reason the Tenant’s Notice is not delivered to the Landlord within 30 days after the Landlord has given to the Tenant the Landlord’s Notice then the amount fixed by the Landlord will be the Revised Annual Rent. Otherwise the current market rental value fixed by the valuer in accordance with the provisions of clause 4.5 will be the Revised Annual Rent.

4.7	Interim payment

If the Revised Annual Rent has not been ascertained by the Market Review Date then until the Revised Annual Rent has been fixed in accordance with the provisions of this clause 4 the Tenant must pay to the Landlord the Annual Rent applying immediately prior to the Market Review Date plus an amount which equals 80% of the increase in rent fixed by the Landlord and within 14 days after the Revised Annual Rent has been agreed or fixed the Tenant must pay to the Landlord or the Landlord must refund to the Tenant the amount which equals the difference between the Revised Annual Rent so agreed or fixed and the amount actually paid by the Tenant from and including the Market Review Date for the period commencing on the Market Review Date and ending on the last day of the period for which rent has been paid by the Tenant.

4.8	GST exclusive value of reviewed rent

The amount of the Revised Annual Rent as agreed or determined under this clause 4 is the GST exclusive value of the current market rent.

5	Not Retail Leases Act 2003

The Tenant warrants to the Landlord that this is not a retail premises lease to which the provisions of the Retail Leases Act 2003 apply because the Premises is above the third storey of the Building and the Premises is not used nor to be used wholly or predominantly for the purpose of the retail sale of any goods under the terms of this Lease and the Tenant is a subsidiary of a corporation (Embarcadero Technologies, Inc.) the shares of which are listed on the NASDAQ Stock Exchange.

6	Guarantee

(a)	The Guarantor in consideration of the Landlord having entered into this Lease at the Guarantor’s request:

(i)	guarantees that the Tenant will perform all its obligations under this Lease for the Term and any renewed term or terms and during any period of overholding after the end of the Term; and

(ii)	must pay on demand any amount which the Landlord is entitled to recover from the Tenant under this Lease; and

(iii)	indemnifies the Landlord against all loss resulting from the Landlord’s having entered into this Lease, whether from the Tenant’s failure to perform its obligations under it or from this Lease being or becoming unenforceable against the Tenant.

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(b)	The liability of the Guarantor will not be affected by:

(i)	the Landlord granting the Tenant or a Guarantor time or any other indulgence, or agreeing not to sue the Tenant or another Guarantor; or

(ii)	transfer or variation of this Lease, but if this Lease is transferred, the Guarantor’s obligations, other than those which have already arisen, end when the Term ends and do not continue into a term renewed by a new Tenant nor a period of overholding.

(c)	The Guarantor agrees that:

(i)	the Landlord may retain all money received including dividends from the Tenant’s bankrupt estate, and need allow the Guarantor a reduction in its liability under this guarantee only to the extent of the amount received; and

(ii)	the Guarantor must not seek to recover money from the Tenant to reimburse the Guarantor for payments made to the Landlord until the Landlord has been paid in full; and

(iii)	the Guarantor must not prove in the bankruptcy or winding up of the Tenant for any amount which the Landlord has demanded from the Guarantor; and

(iv)	the Guarantor must pay the Landlord all money which the Landlord refunds to the Tenant’s liquidator or trustee in bankruptcy as preferential payments received from the Tenant.

(d)	If any of the Tenant’s obligations are unenforceable against the Tenant, then this clause is to operate as a separate indemnity and the Guarantor indemnifies the Landlord against all loss resulting from the Landlord’s inability to enforce performance of those obligations. The Guarantor must pay the Landlord the amount of the loss resulting from the unenforceability.

7	Legal costs

Each will pay all its own legal and expenses of or in respect of this deed.

8	GST

8.1	For the purpose of this clause 8:

(a)	“GST” means GST within the meaning of the GST Act.

(b)	“GST Act” means the A New Tax System (Goods and Services Tax) Act 1999 (as amended).

(c)	Expressions set out in italics in this clause bear the same meaning as those expressions in the GST Act.

8.2	Except where express provision is made to the contrary, and subject to this clause 8, the consideration payable by any party under this deed represents the value of any taxable supply for which payment is to be made.

8.3	Subject to clause 8.5, if a party makes a taxable supply in connection with this deed for a consideration, which, under clause 8.2 or clause 8.4, represents its value, then the party liable to pay for the taxable supply must also pay, at the same time and in the same manner as the value is otherwise payable, the amount of any GST payable in respect of the taxable supply.

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8.4	If this deed requires any party to pay, reimburse or contribute to an amount paid or payable by the Landlord in respect of an acquisition from a third party for which the Landlord is entitled to claim an input tax credit, the amount required to be paid, reimbursed or contributed by that party will be the value of the acquisition by the Landlord plus, if the Landlord’s recovery from that party is a taxable supply, any GST payable under clause 8.3.

8.5	A party’s right to payment under clause 8.3 is subject to a valid tax invoice being delivered to the party liable to pay for the taxable supply.

9	Make good of suite 9.3

The Tenant agrees to pay to the Landlord the sum of Two Thousand Three Hundred and Fifty Dollars ($2,350.00) (plus GST) in settlement of its make good requirements for its former adjoining premises in the Building known as suite 9.3.

10	Bank Guarantee

In lieu of providing the personal guarantees of the Guarantor, the Tenant may choose to provide to the Landlord a bank guarantee subject to the following conditions:

(a)	The Tenant will provide to the Landlord by way of security on signing this Lease a Bank Guarantee in favour of the Landlord for payment to the Landlord on demand of the amount or amounts up to a maximum aggregate of the sum equal to 3 monthly instalments of the Annual Rent plus the Tenant’s proportion of the Operating costs of the Building plus GST.

(b)	The Tenant must when requested by the Landlord procure the issue of a replacement Bank Guarantee addressed to a person nominated by the Landlord who must be a person who has purchased or agreed to purchase the freehold (or will be entitled to possession at the end of this Lease) of the Premises.

(c)	The Landlord may (but will not be bound to) apply all or any part of the Bank Guarantee towards recouping itself for any Claims arising from any failure by the Tenant to perform its obligations under this Lease and then the Tenant will immediately make such provision as may be necessary to restore the Bank Guarantee to its proper level.

(d)	On the expiration or sooner termination of this Lease and on the Tenant vacating the Premises and if it has performed all of the Tenant’s obligations under this Lease so much of the Bank Guarantee which is not required to make good any Claims will be returned/refunded to the Tenant.

(e)	“Bank” means an Australian owned Authorised Deposit-taking Institution authorised to carry on banking business in Australia under Section 9 of the Banking Act 1959 of the Commonwealth of Australia whose name includes the designation “bank”.

(f)	“Bank Guarantee” means an irrevocable and unconditional undertaking by a Bank with no expiry date and otherwise in a form acceptable to the Landlord to pay a nominated amount on demand to the Landlord.

11	Jurisdiction

This document will be governed by and construed in accordance with the laws in force in the State of Victoria and each party submits to the jurisdiction of the courts of that State.

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Ref: PJM: 1403989

EXECUTED as a DEED

EXECUTED as a deed by Vulcann Pty Ltd )
(A.C.N. 102 379 493) in accordance with its )
Constitution and Section 127 of the Corporations Act 2001 by being signed by:

Signature of director	Signature of director / company secretary (delete as applicable)

Name of director (print)	Name of director / company secretary (print)

EXECUTED as a deed by Embarcadero )
Technologies Australia Pty Ltd )
(A.C.N. 098 782 597) in accordance with its
Constitution and Section 127 of the Corporations Act 2001 by being signed by:

/s/ Stephen Wong	/s/ Raj Sabhlok
Signature of director	Signature of director / company secretary (delete as applicable)

Stephen Wong	Raj Sabhlok
Name of director	Name of director / company secretary (print)

EXECUTED as a deed by Embarcadero )
Technologies Inc. in accordance with its )
Constitution by being signed by:

/s/ Stephen Wong	/s/ Michael Shahbazian
Signature of director	Signature of director

Stephen Wong	Michael Shahbazian
Name of director	Name of director